UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2019

REPLIMUNE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38596	82-2082553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 Unicorn Park

Woburn, MA 01801

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (781) 222-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	REPL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2019, Replimune Group, Inc. (the “Company”) announced that Dr. Howard Kaufman will transition from his position as the Company’s chief medical officer, effective as of December 31, 2019 (the “Effective Date”), in order to more fully pursue his clinical and academic activities at Massachusetts General Hospital. In connection with the transition, the Company and Dr. Kaufman entered into a separation agreement on December 23, 2019 (the “Separation Agreement”), pursuant to which Dr. Kaufman will continue to serve as a consultant to the Company on an as-needed basis on matters related to medical monitoring, patient eligibility and other clinical trial related activities for a period of nine-months after the Effective Date.

Additionally, the Separation Agreement provides that Dr. Kaufman will receive a severance payment in the amount of $315,000, payable in installments over the nine-month period following the Effective Date in accordance with the Company’s normal payroll practices. Dr. Kaufman will also receive a lump sum payment within 60 days of the Effective Date equal to the COBRA premiums that Dr. Kaufman would have paid under the Company’s health plan during the nine-month period following the Effective Date. Further, the Separation Agreement provides that Dr. Kaufman’s options to acquire the Company’s common stock will continue to vest during the nine-month consulting period following the Effective Date and that Dr. Kaufman may exercise his vested options until December 31, 2020.

The Separation Agreement also includes customary confidentiality, cooperation and non-disparagement covenants as well as a general release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIMUNE GROUP, INC.

Date: December 23, 2019	By:	/s/ Robert Coffin
Robert Coffin
President and Chief Executive Officer